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                                   Exhibit K-1

                                AES Subsidiaries

Subsidiary                                                                                        Jurisdiction

AES Alicura Holdings S.R.L.                                                                       Argentina
AES Caracoles SRL                                                                                 Argentina
AES Development de Argentina S.A.                                                                 Argentina
AES Parana Gas S.A.                                                                               Argentina
AES Parana Operations S.R.L.                                                                      Argentina
AES Parana Propiedaes S.A.                                                                        Argentina
AES Parana S.C.A.                                                                                 Argentina
AESEBA S.A.                                                                                       Argentina
Central Dique, S.A.                                                                               Argentina
Central Termica San Nicolas S.A.                                                                  Argentina
Compania de Inversiones en Electricidad, S.A.                                                     Argentina
Empresa Distribuidora de Energia Norte S.A.                                                       Argentina
Empresa Distribuidora de Energia Sur S.A.                                                         Argentina
Empresa Distribuidora La Plata, S.A.                                                              Argentina
Hidroelectrica Rio Juramento S.A.                                                                 Argentina
Hidrotermica San Juan S.A.                                                                        Argentina
Inversora AES Americas S.A.                                                                       Argentina
Inversora de San Nicolas S.A.                                                                     Argentina
Luz del Plata S.A.                                                                                Argentina
Shazia S.R.L.                                                                                     Argentina
AES - MS Pty Ltd.                                                                                 Australia
AES Energy Pty Ltd.                                                                               Australia
AES Mt. Stuart General Partnership                                                                Australia
AES Transpower Australia Pty Ltd.                                                                 Australia
AES Transpower Holding Pty Ltd                                                                    Australia
AES FSC Corporation                                                                               Bangladesh
AES Haripur (Pvt.) Limited                                                                        Bangladesh
AES Meghnaghat Limited                                                                            Bangladesh
Barbados:                                                                                         Bangladesh
AES Americas International Holdings, Limited                                                      Bermuda
AES Brazil International Holdings, Limited                                                        Bermuda
AES China Generating Co. Ltd.                                                                     Bermuda
AES Energy, Ltd.                                                                                  Bermuda
AES Bandeirante Empreendimentos Ltda.                                                             Brazil
AES Brasil Ltda.                                                                                  Brazil
AES Energia Ltda.                                                                                 Brazil
AES Forca Empreendimentos Ltda.                                                                   Brazil
AES Gas Empreendimentos Ltda.                                                                     Brazil
AES Gerasul Empreendimentos Ltda.                                                                 Brazil
AES Guaiba II Empreendimentos Ltda.                                                               Brazil
AES Sul Distribuidora Gaucha de Energia S.A.                                                      Brazil
AES Sul Trading Ltda.                                                                             Brazil
AES Termosul Empreendimentos Ltda.                                                                Brazil
AES Trading Ltda.                                                                                 Brazil
AES Transgas Empreendimentos Ltda.                                                                Brazil
AES Uruguaiana Empreedimentos Ltda.                                                               Brazil
AESCom Sul Ltda.                                                                                  Brazil
Compagnia Energetica de Minas Gerais                                                              Brazil
Companhia Centro-Oeste de Distribuicao de Energia Eletrica                                        Brazil
Companhia de Geracao de Energia Eletrica Tiete                                                    Brazil
La Plata I Empreendimentos Ltda.                                                                  Brazil
La Plata II Empreendimentos Ltda.                                                                 Brazil
Light Servicos de Eletricidade S.A.                                                               Brazil
Merco Intercon, Ltda.                                                                             Brazil
Southern Electric Brazil Participacoes, Ltda.                                                     Brazil
Vant Communications Ltda.                                                                         Brazil
AES Anhui Power Co. Ltd.                                                                          British Virgin Islands
AES Chigen Company, Ltd.                                                                          British Virgin Islands
AES Dahe Power Company Ltd.                                                                       British Virgin Islands
AES International Holdings II, Ltd.                                                               British Virgin Islands
AES International Holdings, Ltd.                                                                  British Virgin Islands
Tian Fu Power Company Ltd.                                                                        British Virgin Islands
AES Energy Canada, Inc.                                                                           Canada
AES Kingston ULC                                                                                  Canada
Kingston CoGen Limited Partnership                                                                Canada
AES Argentina Operations, Ltd.                                                                    Cayman Islands
AES Bandeirante, Ltd.                                                                             Cayman Islands
AES Bridge I, Ltd.                                                                                Cayman Islands
AES Bridge II, Ltd.                                                                               Cayman Islands
AES Canal, Ltd.                                                                                   Cayman Islands
AES Caracoles I                                                                                   Cayman Islands
AES Caracoles II                                                                                  Cayman Islands
AES Caracoles III L.P.                                                                            Cayman Islands
AES Cayman Guaiba, Ltd.                                                                           Cayman Islands
AES Cayman I                                                                                      Cayman Islands
AES Cayman II                                                                                     Cayman Islands
AES Cayman Islands Holdings, Ltd.                                                                 Cayman Islands
AES Cayman Pampas, Ltd.                                                                           Cayman Islands
AES Cemig Empreendimentos, Inc.                                                                   Cayman Islands
AES Central America Power Ventures, Ltd.                                                          Cayman Islands
AES Chaparron I, Ltd                                                                              Cayman Islands
AES Chaparron II, Ltd                                                                             Cayman Islands
AES China Company                                                                                 Cayman Islands
AES China Corporation                                                                             Cayman Islands
AES Cholita, Ltd.                                                                                 Cayman Islands
AES Communications, Ltd.                                                                          Cayman Islands
AES Condor, Ltd.                                                                                  Cayman Islands
AES Coral Reef, LLC                                                                               Cayman Islands
AES Costa Rica Hydroelectrica, Ltd.                                                               Cayman Islands
AES Del Sol, Inc.                                                                                 Cayman Islands
AES Distribucion Dominicana, Ltd.                                                                 Cayman Islands
AES Distribution East, Ltd.                                                                       Cayman Islands
AES Drax Limited                                                                                  Cayman Islands
AES Edeersa, Ltd.                                                                                 Cayman Islands
AES El Salvador Distribution Ventures, Ltd.                                                       Cayman Islands
AES El Salvador Generating, Ltd.                                                                  Cayman Islands
AES Eletrolight, Ltd.                                                                             Cayman Islands
AES Energen, Ltd.                                                                                 Cayman Islands
AES Energia I, Ltd.                                                                               Cayman Islands
AES Energia II, Ltd.                                                                              Cayman Islands
AES Engineering, Ltd.                                                                             Cayman Islands
AES Forca II, Ltd.                                                                                Cayman Islands
AES Forca, Ltd.                                                                                   Cayman Islands
AES Generacion Dominicana, Ltd.                                                                   Cayman Islands
AES Georgia Gas Partner, Ltd.                                                                     Cayman Islands
AES Gerasul, Ltd.                                                                                 Cayman Islands
AES Holdings Limited                                                                              Cayman Islands
AES Intercon II, Ltd.                                                                             Cayman Islands
AES Intercon, Ltd.                                                                                Cayman Islands
AES Interenergy, Ltd.                                                                             Cayman Islands
AES Inti Raymi, Ltd.                                                                              Cayman Islands
AES Los Mina Finance Company                                                                      Cayman Islands
AES Ocean Springs, Ltd.                                                                           Cayman Islands
AES Panama Holding, Ltd.                                                                          Cayman Islands
AES Parana Holdings, Ltd.                                                                         Cayman Islands
AES Parana I Limited Partnership                                                                  Cayman Islands
AES Parana IHC, Ltd.                                                                              Cayman Islands
AES Parana II Limited Partnership                                                                 Cayman Islands
AES Power I, Ltd.                                                                                 Cayman Islands
AES Power II, Ltd.                                                                                Cayman Islands
AES Puerto Rico Holding, Ltd.                                                                     Cayman Islands
AES Rio Ozama Holdings, Ltd.                                                                      Cayman Islands
AES Santa Ana, Ltd.                                                                               Cayman Islands
AES Services, Ltd.                                                                                Cayman Islands
AES South Point, Ltd.                                                                             Cayman Islands
AES Tanzania Holdings, Ltd.                                                                       Cayman Islands
AES Termosul I, Ltd.                                                                              Cayman Islands
AES Termosul II, Ltd.                                                                             Cayman Islands
AES Trade I, Ltd.                                                                                 Cayman Islands
AES Trade II, Ltd.                                                                                Cayman Islands
AES Trading Limited                                                                               Cayman Islands
AES Transgas I, Ltd.                                                                              Cayman Islands
AES Transgas II, Ltd.                                                                             Cayman Islands
AES Treasure Cove, Ltd.                                                                           Cayman Islands
AES Uruguaiana, Inc.                                                                              Cayman Islands
AES Venezuela Holdings, Ltd.                                                                      Cayman Islands
AES-TB Power Company Limited                                                                      Cayman Islands
Asteroid I, Ltd.                                                                                  Cayman Islands
Asteroid II, Ltd.                                                                                 Cayman Islands
Camille, Ltd.                                                                                     Cayman Islands
Cayman Energy Traders                                                                             Cayman Islands
Dominican Power Metering, Ltd.                                                                    Cayman Islands
Dominican Power Partners LDC                                                                      Cayman Islands
Jiaozuo (G.P.) Corporation                                                                        Cayman Islands
Jiaozuo Power Partners, L.P.                                                                      Cayman Islands
Kilroot Electric Limited                                                                          Cayman Islands
Wildwood Funding, Ltd.                                                                            Cayman Islands
Wildwood II, Ltd.                                                                                 Cayman Islands
Anhui Liyuan - AES Power Co., Ltd.                                                                China
Chengdu AES Kaihua Gas Turbine Power Co. Ltd.                                                     China
Chongqing Nanchuan Aixi Power Company Limited                                                     China
Hefei Zhongli Energy Company Ltd.                                                                 China
Hunan Xiangci - AES Hydro Power Company Ltd.                                                      China
Jiaozuo AES Wang Fang Power Company Limited                                                       China
Wuhu Shaoda Electric Power Development Co. Ltd.                                                   China
Wuxi AES CAREC Gas Turbine Power Company Limited                                                  China
Wuxi AES Zhonghang Gas Turbine Power Co. Ltd.                                                     China
Yangcheng International Power Generating Co. Ltd.                                                 China
Yangchun Fuyang Diesel Engine Power Co. Ltd.                                                      China
AES Operations Colombia Ltda.                                                                     Columbia
AES El Salvador, Ltd.                                                                             El Salvador
AES Telecomunicaciones Salvadorenas Limitada de Capital Variable                                  El Salvador
AES Telecomunicaciones Salvadorenas y CIA, S. en C. de C.V.                                       El Salvador
El Salvador:                                                                                      El Salvador
AES Europe S.A.                                                                                   France
DOC Guatemala S.A.                                                                                Guatemala
AES Nile Power Holdings Ltd.                                                                      Guernsey
AES Borsod Holdings Limited                                                                       Hungary
AES Borsodi Avamtermelo Kft                                                                       Hungary
AES Borsodi Uzemelteto es Karbantarto Kft.                                                        Hungary
AES Borsodi Vagyonkezel Kft.                                                                      Hungary
AES Hungary Investments Limited Liability Company                                                 Hungary
AES Phoenix Ltd.                                                                                  Hungary
AES-Zemplen Ltd.                                                                                  Hungary
Borsodi Energetikia, Kft.                                                                         Hungary
Kazincbarcikai Iparteruletfejleszt Kft.                                                           Hungary
Nogradszen Kft.                                                                                   Hungary
Tisza  Eromu Rt.                                                                                  Hungary
AES (India) Private Limited                                                                       India
AES IB Valley Corporation                                                                         India
AES Orissa Distribution Private Limited                                                           India
AES Orissa Operations Private Limited                                                             India
Central Electricity Supply Company of Orissa Limited                                              India
Orissa Power Generation Corporation Limited                                                       India
AES Energia SRL                                                                                   Italy
AESE SRL                                                                                          Italy
AES Leninogorsk TETS                                                                              Kazakhstan
AES Suntree Power Ltd.                                                                            Kazakhstan
AES-ST Ekibastuz, LLP                                                                             Kazakhstan
Altai Power LLP                                                                                   Kazakhstan
Irtysh Power & Light                                                                              Kazakhstan
AES Inchon Generating Ltd.                                                                        Korea
AES Anhui Power Company (L) Ltd.                                                                  Malaysia
AES Chengdu Power Company (L) Ltd.                                                                Malaysia
AES Chigen Company (L) Limited                                                                    Malaysia
AES Chigen Holding Company (L) Ltd.                                                               Malaysia
AES China Holding Company (L) Ltd.                                                                Malaysia
AES China Power Holding Company (L) Ltd.                                                          Malaysia
AES Tian Fu Power Company (L) Ltd.                                                                Malaysia
AES IB Valley Holding                                                                             Mauritius
AES OPGC Holding                                                                                  Mauritius
AES Pakistan Holdings                                                                             Mauritius
AES Transpower, Inc.                                                                              Mauritius
AES Mayan Holdings, S. de R.L. de C.V.                                                            Mexico
AES Merida III, S. de R.L. de C.V.                                                                Mexico
AES Merida Management Services, S. de R.L. de C.V.                                                Mexico
AES Merida Operaciones SRL de CV                                                                  Mexico
AES Mexico Development, S. de R.L. de C.V.                                                        Mexico
AES Proyectos Electricos, S. de R.L.DE C.V.                                                       Mexico
AES Servicios Electricos, S. de R.L. de C.V.                                                      Mexico
AES Yucatan, S. de R.L. de C.V.                                                                   Mexico
AES Africa Holdings BV                                                                            Netherlands
AES Andres, B.V.                                                                                  Netherlands
AES Aramtermelo Holdings B.V.                                                                     Netherlands
AES Australia Holding B.V.                                                                        Netherlands
AES Baltic Holdings BV                                                                            Netherlands
AES Barry Limited                                                                                 Netherlands
AES Barry Operations Ltd.                                                                         Netherlands
AES Beauvior B.V.                                                                                 Netherlands
AES Bulgaria Holdings BV                                                                          Netherlands
AES Chaparron III BV                                                                              Netherlands
AES Chinggis Holdings BV                                                                          Netherlands
AES Drax Acquisition Holdings Limited                                                             Netherlands
AES Drax Acquisition Limited                                                                      Netherlands
AES Drax Financing Limited                                                                        Netherlands
AES Drax Investments Holdings Limited                                                             Netherlands
AES Drax Investments Limited                                                                      Netherlands
AES Drax Power Finance Holdings Limited                                                           Netherlands
AES Drax Power Finance Limited                                                                    Netherlands
AES Drax Power Limited                                                                            Netherlands
AES East Usk Limited                                                                              Netherlands
AES EKR Holdings BV                                                                               Netherlands
AES Electric Ltd.                                                                                 Netherlands
AES Elsta B.V.                                                                                    Netherlands
AES Energy Holdings, BV                                                                           Netherlands
AES Fifoots Point Limited                                                                         Netherlands
AES Fifoots Point Operations Limited                                                              Netherlands
AES Gardabani Holdings BV                                                                         Netherlands
AES Georgia Holdings BV                                                                           Netherlands
AES Global Power Holdings, B.V.                                                                   Netherlands
AES Goldfields Power B.V.                                                                         Netherlands
AES Great Falls, B.V.                                                                             Netherlands
AES Horizons Holdings BV                                                                          Netherlands
AES Horizons Ltd.                                                                                 Netherlands
AES Hungary Limited                                                                               Netherlands
AES Indian Queens Holdings Limited                                                                Netherlands
AES Indian Queens Operations Limited                                                              Netherlands
AES Indian Queens Power Limited                                                                   Netherlands
AES Jackson Holdings BV                                                                           Netherlands
AES Kingston Holdings BV                                                                          Netherlands
AES La Playa Holdings B.V.                                                                        Netherlands
AES Madison Holdings BV                                                                           Netherlands
AES Medway Electric Limited                                                                       Netherlands
AES Medway Operations Limited                                                                     Netherlands
AES Merida B.V.                                                                                   Netherlands
AES Mexican Holdings, BV                                                                          Netherlands
AES Monroe Holdings B.V.                                                                          Netherlands
AES Monticello B.V.                                                                               Netherlands
AES Mount Vernon B.V.                                                                             Netherlands
AES Mt. Stuart B.V.                                                                               Netherlands
AES Oxted Holdings BV                                                                             Netherlands
AES Pakistan (Holdings) Limited                                                                   Netherlands
AES Parkshot Holdings BV                                                                          Netherlands
AES Partington Limited                                                                            Netherlands
AES Partington Operations Limited                                                                 Netherlands
AES Power Generation Holdings, BV                                                                 Netherlands
AES Power Systems Holdings, BV                                                                    Netherlands
AES Prachinburi Holdings B.V.                                                                     Netherlands
AES Rock Springs, B.V.                                                                            Netherlands
AES Shannon Holdings BV                                                                           Netherlands
AES Silk Road Holdings B.V.                                                                       Netherlands
AES Silk Road Ltd.                                                                                Netherlands
AES Silk Road Trading BV                                                                          Netherlands
AES Sirocco Holdings BV                                                                           Netherlands
AES Sirocco Limited                                                                               Netherlands
AES Summit Generation Ltd.                                                                        Netherlands
AES Tau Power B.V.                                                                                Netherlands
AES Terneuzen Cogen B.V.                                                                          Netherlands
AES Terneuzen Engineering B.V.                                                                    Netherlands
AES Terneuzen Management Services B.V.                                                            Netherlands
AES Tisza Holdings B.V.                                                                           Netherlands
AES Turkish Holdings B.V.                                                                         Netherlands
AES Tyneside Limited                                                                              Netherlands
AES U&K Holdings B.V.                                                                             Netherlands
AES UK Holdings Limited                                                                           Netherlands
AES UK Power Financing Limited                                                                    Netherlands
AES UK Power Holdings Limited                                                                     Netherlands
AES UK Power Limited                                                                              Netherlands
AES Victoria Holdings B.V.                                                                        Netherlands
AES Victoria Partners B.V.                                                                        Netherlands
AES Washington Holdings BV                                                                        Netherlands
AES Western Australia Holdings B.V.                                                               Netherlands
AES White Cliffs B.V.                                                                             Netherlands
AES ZEG Holdings B.V.                                                                             Netherlands
Elsta BV                                                                                          Netherlands
Elsta BV & Co. CV                                                                                 Netherlands
Emerald Power Holdings C.V.                                                                       Netherlands
Global Power Holdings CV                                                                          Netherlands
Medway Power Limited                                                                              Netherlands
Middelzee Holding B.V.                                                                            Netherlands
Terneuzen Cogen B.V.                                                                              Netherlands
The AES Barry Foundation                                                                          Netherlands
United Kingdom:                                                                                   Netherlands
Belfast West Power Limited                                                                        Northern Ireland
Cloghan Limited                                                                                   Northern Ireland
Cloghan Point Holdings Limited                                                                    Northern Ireland
Eden Village Produce Limited                                                                      Northern Ireland
Kilroot Power Limited                                                                             Northern Ireland
NIGEN Limited                                                                                     Northern Ireland
AES Lal Pir Limited                                                                               Pakistan
AES Pak Gen (Pvt) Company                                                                         Pakistan
AES Pak Gen Holdings, Inc.                                                                        Pakistan
AES Pakistan (Pvt) Ltd.                                                                           Pakistan
AES Isthmus Energy, S.A.                                                                          Panama
AES Panama Energy, S.A.                                                                           Panama
Empresa de Generacion Electrica Bayano, S.A.                                                      Panama
Empresa de Generacion Electrica Chiriqui, S.A.                                                    Panama
AES Peru S.R.L.                                                                                   Peru
JSC Telasi                                                                                        Poland
Republic of Georgia:                                                                              Poland
Zarnowicka Elektrownia Gazowa Sp.zo.o.                                                            Poland
AES CLESA, Y CIA. S.en C. de C.V.                                                                 San Salvador
AES Distribuidores Salvadorenos Limitada                                                          San Salvador
AES Distribuidores Salvadorenos Y Campania                                                        San Salvador
AES Oasis Private Ltd.                                                                            Singapore
AES Transpower Private Ltd.                                                                       Singapore
AES Energia Cartagena, S.R.L.                                                                     Spain
AES Espana Power Trading, S.L.                                                                    Spain
AES Kelanitissa (Private) Limited                                                                 Sri Lanka
AES Transpower - Taiwan                                                                           Taiwan
Chiahui Power Corporation                                                                         Taiwan
AES Nile Power Ltd.                                                                               Uganda
Acquisition I LLC                                                                                 USA
AEE2, L.L.C.                                                                                      USA
AES Alamitos Development, Inc.                                                                    USA
AES Alamitos, L.L.C.                                                                              USA
AES Americas Investments, Inc.                                                                    USA
AES Americas South, Inc.                                                                          USA
AES Americas Telecom Development, L.L.C.                                                          USA
AES Americas, Inc.                                                                                USA
AES Andean Partners, L.P.                                                                         USA
AES Andes II, Inc.                                                                                USA
AES Andes III, Inc.                                                                               USA
AES Andes, Inc.                                                                                   USA
AES Andes, L.L.C.                                                                                 USA
AES Angel Falls, L.L.C.                                                                           USA
AES Antelope Valley, L.L.C.                                                                       USA
AES Argentina, Inc.                                                                               USA
AES Aurora, Inc.                                                                                  USA
AES Australia Retail II, Inc.                                                                     USA
AES Australia Retail, Inc.                                                                        USA
AES Beaver Valley, Inc.                                                                           USA
AES Bella Vista, L.L.C.                                                                           USA
AES Big Sky, L.L.C.                                                                               USA
AES Brazil Holdings, Inc.                                                                         USA
AES Brazil, Inc.                                                                                  USA
AES California Management Co., Inc.                                                               USA
AES Calvert City, L.L.C.                                                                          USA
AES Canada, Inc.                                                                                  USA
AES Canal Power Services, Inc.                                                                    USA
AES Caribbean Holdings, Inc.                                                                      USA
AES Caribbean Services, Inc.                                                                      USA
AES Cayuga, L.L.C.                                                                                USA
AES Cemig Holdings, Inc.                                                                          USA
AES Central American Management Services, Inc.                                                    USA
AES Chesapeake, Inc.                                                                              USA
AES Connecticut Management, Inc.                                                                  USA
AES Constructors, Inc.                                                                            USA
AES Creative Resources, L.P.                                                                      USA
AES Deepwater Owner Trust                                                                         USA
AES Deepwater Partnership                                                                         USA
AES Deepwater, Inc.                                                                               USA
AES Distribution East, L.L.C.                                                                     USA
AES Dominican Holdings, Inc.                                                                      USA
AES Drax Financing II, Inc.                                                                       USA
AES Drax Financing, Inc.                                                                          USA
AES Eastern Energy, L.P.                                                                          USA
AES EDC Funding, L.L.C.                                                                           USA
AES EDC Holding II, Inc.                                                                          USA
AES EDC Holding, L.L.C.                                                                           USA
AES Edelap Funding Corporation, L.L.C.                                                            USA
AES Emma, L.L.C.                                                                                  USA
AES Endeavor, Inc.                                                                                USA
AES Energy Mexico, Inc.                                                                           USA
AES Energy Services, Inc.                                                                         USA
AES Enterprise, Inc.                                                                              USA
AES Excalibur, L.L.C.                                                                             USA
AES Frontier, L.P.                                                                                USA
AES Georgia Gas GP, L.L.C.                                                                        USA
AES Georgia Gas, L.L.C.                                                                           USA
AES GPH, L.L.C.                                                                                   USA
AES Granbury, L.L.C.                                                                              USA
AES Great Plains, Inc.                                                                            USA
AES Greenfield, L.L.C.                                                                            USA
AES Greenidge, L.L.C.                                                                             USA
AES Harriman Cove, Inc.                                                                           USA
AES Hawaii Management Company, Inc.                                                               USA
AES Hawaii, Inc.                                                                                  USA
AES Hickling, L.L.C.                                                                              USA
AES Huntington Beach Development, Inc.                                                            USA
AES Huntington Beach, L.L.C.                                                                      USA
AES India, L.L.C.                                                                                 USA
AES Intrepid, L.L.C.                                                                              USA
AES Ironwood, Inc.                                                                                USA
AES Ironwood, L.L.C.                                                                              USA
AES Jennison, L.L.C.                                                                              USA
AES Joshua Tree, Inc.                                                                             USA
AES Kalaeloa Venture, L.L.C.                                                                      USA
AES King Harbor, Inc.                                                                             USA
AES Korea, Inc.                                                                                   USA
AES La Gloria II, Inc.                                                                            USA
AES Lal Pir, L.L.C.                                                                               USA
AES las Palmas, L.L.C.                                                                            USA
AES Light II, Inc.                                                                                USA
AES Londonderry Holdings, L.L.C.                                                                  USA
AES Londonderry, L.L.C.                                                                           USA
AES Long Island Holdings, L.L.C.                                                                  USA
AES Long Island, L.L.C.                                                                           USA
AES Los Mina Holdings, Inc.                                                                       USA
AES Mexico Farms, Inc.                                                                            USA
AES Mohave Holdings, L.L.C.                                                                       USA
AES Mohave, L.L.C.                                                                                USA
AES Monterey, Inc.                                                                                USA
AES Mystic, L.L.C.                                                                                USA
AES New Mexico, L.L.C.                                                                            USA
AES New York Funding, L.L.C.                                                                      USA
AES New York Holdings, L.L.C.                                                                     USA
AES NY, L.L.C.                                                                                    USA
AES NY2, L.L.C.                                                                                   USA
AES NY3, L.L.C.                                                                                   USA
AES Oasis Power, L.L.C.                                                                           USA
AES Odyssey, L.L.C.                                                                               USA
AES Oklahoma Management Co., Inc.                                                                 USA
AES Orient, Inc.                                                                                  USA
AES Pacific, Inc.                                                                                 USA
AES Pakistan Operations, Ltd.                                                                     USA
AES Pasadena, Inc.                                                                                USA
AES PJM, Inc.                                                                                     USA
AES Placerita, Incorporated                                                                       USA
AES Power Direct, Inc.                                                                            USA
AES Power Direct, L.L.C.                                                                          USA
AES Power North, Inc.                                                                             USA
AES Power, Inc.                                                                                   USA
AES Prescott, L.L.C.                                                                              USA
AES Puerto Rico, Inc.                                                                             USA
AES Puerto Rico, L.P.                                                                             USA
AES Pumped Storage Arkansas, L.L.C.                                                               USA
AES Racoon Creek, L.L.C.                                                                          USA
AES Red Oak Urban Renewal Corporation                                                             USA
AES Red Oak, Inc.                                                                                 USA
AES Red Oak, L.L.C.                                                                               USA
AES Redfish, Inc.                                                                                 USA
AES Redfish, L.L.C.                                                                               USA
AES Redondo Beach, L.L.C.                                                                         USA
AES Rio Diamante, Inc.                                                                            USA
AES River Bend, L.L.C.                                                                            USA
AES San Nicolas, Inc.                                                                             USA
AES Sayreville, L.L.C.                                                                            USA
AES Services, Inc.                                                                                USA
AES Shady Point, Inc.                                                                             USA
AES Silk Road, Inc.                                                                               USA
AES Somerset, L.L.C.                                                                              USA
AES South City, L.L.C.                                                                            USA
AES Southington Holdings, Inc.                                                                    USA
AES Southington, L.L.C.                                                                           USA
AES Southland Funding, L.L.C.                                                                     USA
AES Southland Holdings, L.L.C.                                                                    USA
AES Southland, L.L.C.                                                                             USA
AES Sul, L.L.C.                                                                                   USA
AES Sunbelt, L.L.C.                                                                               USA
AES Taiwan, Inc.                                                                                  USA
AES Teleinvest, L.L.C.                                                                            USA
AES Texas Funding II, L.L.C.                                                                      USA
AES Thames, Inc.                                                                                  USA
AES Torrance, L.L.C.                                                                              USA
AES Transpower, Inc. (DE)                                                                         USA
AES Trust I                                                                                       USA
AES Trust II                                                                                      USA
AES Trust III                                                                                     USA
AES Trust IV                                                                                      USA
AES Trust V                                                                                       USA
AES Trust VII                                                                                     USA
AES Trust VIII                                                                                    USA
AES Turbine Equipment, Inc.                                                                       USA
AES UK Power, L.L.C.                                                                              USA
AES Warrior Run Funding, L.L.C.                                                                   USA
AES Warrior Run, Inc.                                                                             USA
AES Western Maryland Management Co., Inc.                                                         USA
AES Westover, L.L.C.                                                                              USA
AES Wolf Hollow, L.P.                                                                             USA
AES WR Limited Partnership                                                                        USA
AES/New Energy Arizona, L.L.C.                                                                    USA
AES/Sonat Power, L.L.C.                                                                           USA
Antelope Valley Energy Facility, L.L.C.                                                           USA
BV Partners                                                                                       USA
Cavanal Minerals, Inc.                                                                            USA
Cilcorp, Inc.                                                                                     USA
CMS Generation San Nicolas Company                                                                USA
Coal Creek Minerals, Inc.                                                                         USA
DOC Dominicana, S.A.                                                                              USA
Dominican Republic:                                                                               USA
Empresa Distribuidora de Electricidad del Este, SA                                                USA
Geo Acquisition Corporation                                                                       USA
La Plata Holdings, Inc.                                                                           USA
La Plata II, Inc.                                                                                 USA
La Plata III, Inc.                                                                                USA
La Plata Partners, L.P.                                                                           USA
LIGHT.COM, Inc.                                                                                   USA
LIGHT.COM, L.L.C.                                                                                 USA
Mountain Minerals, Inc.                                                                           USA
myLIGHT.COM, Inc.                                                                                 USA
myLIGHT.COM, L.L.C.                                                                               USA
NewEnergy Americas, L.L.C.                                                                        USA
NewEnergy California, L.L.C.                                                                      USA
NewEnergy Midwest, L.L.C.                                                                         USA
NewEnergy Pacifica, L.L.C.                                                                        USA
NewEnergy Partners, L.L.C.                                                                        USA
NewEnergy Southwest, L.L.C.                                                                       USA
NewEnergy Technologies, L.L.C.                                                                    USA
NewEnergy Texas, L.L.C.                                                                           USA
NewEnergy, Inc.                                                                                   USA
Northern/AES Energy, LLC                                                                          USA
Placerita Oil Co., Inc.                                                                           USA
PowerDirect.com, Inc.                                                                             USA
PowerDirect.com, L.L.C.                                                                           USA
River Mountain Limited Partnership                                                                USA
San Francisco Energy Company, L.P.                                                                USA
Somerset Railroad Corporation                                                                     USA
Sycamore Ridge Co., L.L.C.                                                                        USA
The AES Corporation                                                                               USA
ThinkAES, Inc.                                                                                    USA
USA/DE:                                                                                           USA
AES Venezuela, C.A.                                                                               Venezuela
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